EXHIBIT 99.1


            AUDITED FINANCIAL STATEMENTS OF STRATEGIC COMMUNICATIONS
             PARTNERS, INC. FOR THE PERIOD ENDING DECEMBER 31, 2002

                             AUDITED FINANCIAL STATEMENTS
                             STRATEGIC COMMUNICATIONS PARTNERS, INC.
                             (A DEVELOPMENT STAGE COMPANY)
                             PERIOD FROM AUGUST 13, 2002 (DATE OF INCEPTION) TO DECEMBER 31, 2002

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors and Stockholders of STRATEGIC COMMUNICATIONS PARTNERS, INC.
(A Development Stage Company)





We have audited the accompanying balance sheet of Strategic Communications Partners, Inc. (a development stage company) ("the Company") as of December 31, 2002 and the related statement of operations, stockholders' equity and cash flows for the period from August 13, 2002 (date of inception) to December 31, 2002. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2002 and the results of its operations and cash flows for the period from August 13, 2002 (date of inception) to December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1 to the financial statements, the Company has been in the development stage since its inception and has suffered losses from operations, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




/s/ MOORES ROWLAND

MOORES ROWLAND
CHARTERED ACCOUNTANTS
CERTIFIED PUBLIC ACCOUNTANTS
HONG KONG

Date: March 14, 2003

STRATEGIC COMMUNICATIONS PARTNERS, INC.
(A Development Stage Company)

STATEMENT OF OPERATIONS
Period from August 13, 2002 (date of inception) to December 31, 2002
================================================================================



                                                                            US$

OPERATING REVENUE                                                             -

OPERATING EXPENSES
General and administrative expenses                                  (1,015,482)
                                                                 ---------------

LOSS FROM OPERATIONS                                                 (1,015,482)
                                                                 ---------------

NON-OPERATING INCOME
Interest income                                                             319
Other income                                                                164
                                                                 ---------------

Total non-operating income                                                  483
                                                                 ---------------

LOSS BEFORE INCOME TAXES                                             (1,014,999)

Income taxes                                      7                           -
                                                                 ---------------

NET LOSS                                                             (1,014,999)
                                                                 ===============


NET LOSS PER SHARE:
    Basic                                       3(e)                      (0.45)
                                                                 ===============

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING   3(e)                  2,248,290
                                                                 ===============


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STRATEGIC COMMUNICATIONS PARTNERS, INC.
(A Development Stage Company)

BALANCE SHEET
As of December 31, 2002
================================================================================


ASSETS                                               NOTE                    US$

CURRENT ASSETS
Cash and cash equivalents                                               197,576
Due from related party                               6(b)                60,000
                                                                 ---------------

TOTAL ASSETS                                                            257,576
                                                                 ===============


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accrued expenses and other accrued liabilities                           70,775
Notes payable                                         4                  24,500
                                                                 ---------------

TOTAL LIABILITIES                                                        95,275
                                                                 ---------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, par value US$0.001 each,
    100,000,000 shares of stock authorized,
    5,213,400 shares of stock issued and outstanding                      5,213
Additional contributed paid-in capital                                1,172,087
Accumulated deficit                                                  (1,014,999)
                                                                 ---------------

TOTAL STOCKHOLDERS' EQUITY                                              162,301
                                                                 ---------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              257,576
                                                                 ===============


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STRATEGIC COMMUNICATIONS PARTNERS, INC.
(A Development Stage Company)

STATEMENT OF STOCKHOLDERS' EQUITY
Period from August 13, 2002 (date of inception) to December 31, 2002
================================================================================



                                          COMMON STOCK                    ADDITIONAL           ACCUMU-
                                   ----------------------------          CONTRIBUTED             LATED
                                        NUMBER         AMOUNT        PAID-IN CAPITAL           DEFICIT             TOTAL
                                                          US$                    US$               US$               US$
Common stock issued for cash at
US$0.001 per share                   2,850,000          2,850                      -                 -             2,850

Common stock issued for cash at
US$0.50 per share, net of
offering costs of US$7,250             960,000            960                471,790                 -           472,750

Common stock issued for services
at US$0.50 per share                   750,000            750                374,250                 -           375,000

Common stock issued for cash and
services at US$0.50 per share          653,400            653                326,047                 -           326,700

Net loss for the period                      -              -                      -        (1,014,999)       (1,014,999)
                                  -------------    ------------      ----------------    ---------------    --------------

BALANCE AS OF DECEMBER
    31, 2002                         5,213,400          5,213              1,172,087        (1,014,999)          162,301
                                  =============    ============      ================    ===============    ==============

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STRATEGIC COMMUNICATIONS PARTNERS, INC.
(A Development Stage Company)

STATEMENT OF CASH FLOWS
Period from August 13, 2002 (date of inception) to December 31, 2002
================================================================================


                                                                           2002
                                                                            US$

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                             (1,014,999)

Adjustments to reconcile net loss to net cash used in
operating activities:-
    Common stocks issued for compensation                               809,350
    Changes in working capital:
      Accrued expenses and other accrued liabilities                     70,775
                                                                ----------------

NET CASH USED IN OPERATING ACTIVITIES                                  (134,874)
                                                                ----------------


NET CASH USED IN INVESTING ACTIVITIES
Advances to a related party                                             (60,000)
                                                                ----------------

NET CASH PROVIDED BY FINANCING ACTIVITIES
Proceeds from issuance of common stock                                  367,950
Proceeds from issuance of notes payable                                  47,000
Repayment of notes payable                                              (22,500)
                                                                ----------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                               392,450
                                                                ----------------

CASH AND CASH EQUIVALENTS, AS OF END OF THE PERIOD                      197,576
                                                                ================

ANALYSIS OF BALANCES OF CASH AND CASH EQUIVALENTS
Bank balances                                                           197,576
                                                                ================

NON-CASH OPERATING, INVESTING AND FINANCING ACTIVITIES
Common stocks issued for compensation                                   809,350
                                                                ================

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STRATEGIC COMMUNICATIONS PARTNERS, INC.
(A Development Stage Company)

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
Period from August 13, 2002 (date of inception) to December 31, 2002
================================================================================


1.       ORGANIZATION AND PRINCIPAL ACTIVITIES

         The Company was incorporated in the State of Wyoming, the United States ("US") on August 13, 2002 with authorized share capital of 100,000,000 shares at a par value of US$0.001 each. Neither the Company nor its subsidiary has commenced revenue-producing activities, and, accordingly, is considered in the development stage. The principal activities of the Company are investment holding, and provision of financial, technical and marketing services for its operating subsidiary in Beijing, China. As of December 31, 2002, the Company had 5,213,400 shares of US$0.001 each common stock in issue. 3,530,000 shares of common stock were allotted for cash at considerations of US$367,800. 1,683,400 shares of common stock were issued for compensation and cash consideration with aggregate value of US$809,500. These issues of shares in excess of their par value resulted in additional contributed paid-in capital of US$1,172,087.

         On December 9, 2002, the Company subscribed 950,000 shares of HK$1 each of Strategic Communications Partners Limited ("SCPL"). SCPL was incorporated in Hong Kong on December 9, 2002 with authorized share capital of 1,000,000 shares at a par value of HK$1 each. As of December 31, 2002, the Company had not yet paid for the shares in SCPL and SCPL had not yet commenced business. As the investment cost in SCPL was not yet paid up as at the balance sheet date, no consolidated financial statements have been prepared. The Company will account for its investment in SCPL using the purchase method of accounting once it has paid up the share capital of SCPL.

         On December 18, 2002, the Company signed an agreement with Beijing Goldvision Technologies Ltd. ("Goldvision"). Pursuant to which the Company would purchase an initial 18% equity interest in Goldvision at an aggregate consideration of US$4,800,000 from the existing owners of Goldvision. According to the provisions of the agreement, SCPL shall contribute a payment of US$200,000 within 60 days of the effective date of the agreement (i.e. December 18, 2002, the date the parties signed the agreement), followed by 10 monthly payments of US$170,000 each. On February 7, 2003, this agreement was modified to extend the effective date by 60 days, with other terms and conditions remain unchanged. At the close of the twelvth month from the effective date of the agreement, SCP will contribute an additional payment of US$2,900,000, reaching the total of US$4,800,000 within the first twelve months after the effective date of the agreement. The agreement also stipulates that SCPL shall acquire a further 6% equity interest in Goldvision by contributing US$200,000 per month for 12 months from the thirteenth month to the twenty-fourth month after the effective date of the agreement, equaling a total of US$2,400,000. Goldvision is incorporated in the Peoples' Republic of China ("PRC") and is engaged in the business of providing satellite communication, broadband internet, content, wireless access and transport in Beijing, PRC.



--------------------------------------------------------------------------------

STRATEGIC COMMUNICATIONS PARTNERS, INC.
(A Development Stage Company)

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
Period from August 13, 2002 (date of inception) to December 31, 2002
================================================================================


2.       BASIS OF PRESENTATION

         These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

         The Company is in the development stage and has incurred losses of US$1,014,999 since inception, which raise substantial doubt about the Company's ability to continue as a going concern. The continuation of the Company as a going concern is dependent upon the successful implementation of its business plan and ultimately achieving profitable operations. However, there can be no assurance that the business plan will be successfully implemented. The inability of the Company to implement the business plan successfully could adversely impact the Company's business and prospects.


3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         (a)      BASIS OF ACCOUNTING
                  The  financial   statements   have  been  prepared  under  the
                  historical cost convention. Cost in relation to assets represents the cash amount paid or the fair value of the asset, as appropriate.

         (b)      SUBSIDIARY
                  A subsidiary is an affiliate controlled by the Company directly, or indirectly through one or more intermediaries. The term control (including the terms controlling, controlled by and under common control with) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract, or otherwise.

         (c)      INCOME TAXES
                  Current income tax expense or benefit is the amount of income taxes expected to be payable or refundable for current period. Provision for deferred taxes requires the recognition of deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences without regard to the probability of future reversal. As temporary differences are immaterial, no provision for deferred taxes has been made.

         (d)      RELATED PARTIES
                  Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial and operating decisions.

         (e)      FOREIGN CURRENCIES
                  Transactions in foreign currencies are translated at the approximate rates of exchange on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at year end are translated at the approximate rates ruling at the balance sheet date. Non-monetary assets and liabilities are translated at the rates of exchange prevailing at the time the asset or liability was acquired. Exchange gains and losses are recorded in the statement of operations.

         (f)      CASH AND CASH EQUIVALENTS
                  Cash equivalents include all highly liquid investments, generally with original maturities of three months or less, that are readily convertible to known amounts of cash and are so near maturity that they represent insignificant risk of changes in value because of changes in interest rates.



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                                  Page 7 of 13

STRATEGIC COMMUNICATIONS PARTNERS, INC.
(A Development Stage Company)

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
Period from August 13, 2002 (date of inception) to December 31, 2002
================================================================================


3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         (g)      OPERATING LEASES
                  Leases where substantially all of the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Rentals payable under operating leases are recorded in the statement of operations on a straight-line basis over the lease term.

         (h)      ORGANIZATION COSTS
                  Organization costs comprise mainly of consulting expenses, investment expenses and other start-up cost and are expensed in the statement of operations during the period/year in which they are incurred.

         (i)      USE OF ESTIMATES
                  The preparation of the financial statements in conformity with US GAAP requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reported period. Actual amounts could differ from those estimates. Estimates are used for, but not limited to, the accounting for certain items such as depreciation, taxes and contingencies.

         (j)      COMPREHENSIVE LOSS
                  There were no items of other comprehensive income/loss during the period, and, thus, net loss is equal to comprehensive loss during the period.

         (k)      EARNINGS / LOSS PER SHARE
                  Basic earnings / loss per common share are computed by dividing net earnings / loss for the period by the weighted average number of common shares outstanding during the period. Diluted earnings per common share are computed using the weighted average number of shares that were outstanding during the period.

         (l)      NEW ACCOUNTING PRONOUNCEMENTS
                  In July 2002, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", which requires costs associated with exit or disposal activities to be recognized when the costs are incurred, rather than at a date of commitment to an exit or disposal plan. The provisions of SFAS 146 are effective for disposal activities initiated after December 31, 2002. Adoption of SFAS No. 146 is not expected to have a material impact on the Company's financial statements.

                  In October 2002, the FASB issued SFAS No. 147, "Acquisitions of Certain Financial Institutions - an amendment of FASB Statements No. 72 and 144 and FASB Interpretation" which applies to all acquisitions of a financial institution except those between two or more mutual enterprises, which is being addressed in a separate project. The provisions of SFAS No. 147 are effective on October 1, 2002, the Company does not believe that the adoption of SFAS 147 will have a material impact on the Company's financial statements.



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                                  Page 8 of 13

STRATEGIC COMMUNICATIONS PARTNERS, INC.
(A Development Stage Company)

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
Period from August 13, 2002 (date of inception) to December 31, 2002
================================================================================

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         (l)      NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)
                  In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure - an amendment of FASB Statement No. 123". SFAS No. 148 amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. Companies having a year-end after December 15, 2002 are required to follow the prescribed format and provide the additional disclosures in their annual reports. The Company does not believe that the adoption of SFAS 148 will have a material impact on the Company's financial statements.


4.       NOTES PAYABLE

         The notes due to Ms. Margaret Donegan are interest-free, shall be payable by not more than US$12,500 per month beginning November 2002 and be repaid in full by February 28, 2003. Ms. Margaret Donegan is a shareholder of the Company.


5.       COMPENSATION PAID IN COMPANY STOCK

         The Company gave 1,683,400  shares of its common stock as  compensation
         in  lieu  of  cash.   This   $809,350   is   included  in  General  and
         Administrative expenses in the Statement of Operations.







--------------------------------------------------------------------------------

STRATEGIC COMMUNICATIONS PARTNERS, INC.
(A Development Stage Company)

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
Period from August 13, 2002 (date of inception) to December 31, 2002
================================================================================

6.       RELATED PARTY TRANSACTIONS

         In addition to the transactions / information disclosed elsewhere in these financial statements, the Company had the following transactions with related parties.

(a)      Names and relationship of related parties

         NAME                                               EXISTING RELATIONSHIPS WITH THE COMPANY
         ----                                               ---------------------------------------
         Blake Ratcliff                                     A shareholder and Vice President of Operations of the
                                                               Company
         Brad Woods                                         A shareholder and Vice President and Chief Finance Officer of the Company
         George Krieger                                     The sole shareholder of StarTele.Com LLC
         Kent Lam                                           A shareholder and Vice-President of Marketing of the
                                                               Company; a shareholder of SCPL and President of the
                                                               Company's Beijing based China operating company.
         Peter Wei                                          A shareholder of the Company
         Phillip Allen                                      A shareholder, Chairman of the Company's Board of
                                                               Directors, President and Chief Executive Officer of the
                                                               Company
         StarTele.Com LLC                                   A shareholder of the Company
         Train Top Investment & Trading Ltd.                A company beneficially owned and controlled by Kent Lam

(b)      Summary of balance with related party
                                                                            US$

         Due from related party                                          60,000
                                                                     ===========

         In November, 2002, US$60,000 was remitted to Train Top Investment & Trading Ltd. ("Train Top") mainly for the purposes of arranging the set up of the Beijing operations.

(c)      Summary of related party transactions
                                                                            US$
         Consulting fee paid to:
            Phillip Allen                                                22,500
            Iain Stewart                                                 21,000
            Blake Ratcliff                                               52,500
            StarTele.Com LLC                                             13,000
            Brad Woods                                                   12,500
            George Kriegar                                                7,375
                                                                     ===========

         Commission & related fees:
            StarTele.Com LLC                                             22,750
                                                                     ===========


--------------------------------------------------------------------------------

STRATEGIC COMMUNICATIONS PARTNERS, INC.
(A Development Stage Company)

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
Period from August 13, 2002 (date of inception) to December 31, 2002
================================================================================

6.       RELATED PARTY TRANSACTIONS (CONTINUED)

         (c)      Summary of related party transactions (Continued)

                  Besides, Peter Wei is a major shareholder of Goldvision. For details of agreement entered into between the Company and
                  Goldvision,  please  refer  to  note  1   to   the   financial
                  statements.


7.       INCOME TAXES

         As the Company is in the development stage and has incurred losses since inception, there is no current provision for income taxes.

         Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant components of the Company's deferred tax assets as of December 31, 2002 are as follows:

                                                                            US$

         Net operating loss carry forward                                16,000
         Start-up and costs capitalized for tax purposes                362,000
                                                                   -------------

         Total deferred tax assets                                      378,000
         Valuation allowance for deferred tax assets                   (378,000)
                                                                   -------------

         Net deferred taxes                                                   -
                                                                   =============


         A reconciliation of the Company's effective tax rate to the United States statutory rate is as follows:

         United States statutory rate                                     34.0%
         State taxes, net of Federal benefits                              3.3%
                                                                     -----------

                                                                          37.3%
         Valuation allowance for deferred tax assets                     (37.3%)
                                                                     -----------

                                                                              -
                                                                     ===========

         The Company's net operating loss carry forwards will expire in 2023 unless utilized. Due to the fact that the Company has incurred losses since inception, the Company has not recognized the income tax benefit of the net operating loss carry forwards. Additionally, the Company's ability to recognize the benefit from the net operating loss carry forwards could be limited under Section 382 of the Internal Revenue Code if ownership of the Company changes by more than 50%, as defined.



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                                  Page 11 of 13

STRATEGIC COMMUNICATIONS PARTNERS, INC.
(A Development Stage Company)

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
Period from August 13, 2002 (date of inception) to December 31, 2002
================================================================================

8.       OPERATING LEASES COMMITMENTS

         The Company had no operating leases commitments as of December 31, 2002. Subsequent to the balance sheet date, Phillip Allen has entered into a non-cancelable operating lease for a term of 6 months ending on July 17, 2003 on behalf of the Company to lease office premises for the Company. The total commitment under such lease amounted to US$6,450, which is payable in the year ending December 31, 2003.

         Rent expense for operating lease was US$390 for the period ended December 31, 2002.


9.       STOCK WARRANTS

         During the period, the Company issued warrants which are exercisable until on or prior to August 15, 2005. Each warrant entitles its holder to purchase one share of the Company's common stock, as follows; the purchase price of one share of Common Stock shall be equal to: US$1 if exercised on or before 5:00 p.m. Colorado time on August 15, 2003; US$2 if exercised on or before 5:00 p.m. Colorado time on August 15, 2004; and US$3 if exercised on or before 5:00 p.m. Colorado time on August 15, 2005.

         Following is a summary of warrants outstanding:

                                                                                                Non-
                                                                                            Employee           Employee
                                                                                            warrants           warrants
                                                                                         outstanding        outstanding
                                                                                        -------------      -------------
         Granted during the period and balances as of December 31, 2002                      670,000                  -
                                                                                        =============      =============


10.      POST BALANCE SHEET EVENT

(a) On January 16, 2003, the Company entered into a consulting contract (the "Contract") with Train Top whereby Train Top agreed to operate and manage the selling and marketing operation of the Company in Beijing, China for a period of two years. As a condition of the Contract, Kent Lam agreed to enter into an employment contract with Train Top binding him to provide the services required of the Company pursuant to the Contract. In addition to the consulting fees and sales commission, the Company agreed to issue in aggregate 50,000 shares of common stock to Train Top during the two years' Contract period.








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                                  Page 12 of 13

STRATEGIC COMMUNICATIONS PARTNERS, INC.
(A Development Stage Company)

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
Period from August 13, 2002 (date of inception) to December 31, 2002
================================================================================

10.      POST BALANCE SHEET EVENT (CONTINUED)

(b) According to a Letter of Intent entered into between the Company and I-Track, Inc. ("ITI") on January 28, 2003, both parties intend to proceed with the development and execution of closing documents to effect the transfer of shares, pursuant to which ITI will issue 19,000,000 shares of its authorized, unissued common shares to the Company at a consideration of US$50,000 cash plus good and valuable consideration. The 19,000,000 shares constitute 88.13% of the issued and outstanding shares of ITI's common stock. The transaction is expected to be completed on March 17, 2003.

         Upon the above-mentioned transactions being executed on March 17, 2003, the Company will issue proportional shares to its founders and founding investors so that the Company shall have an issued capital of 19,000,000 shares.

(c) On February 26, 2003, the Company offered two shareholders of a company engaged in the provision of internet services (the "ISP Company") a swap of shares of the Company on the basis of 10 shares of the ISP Company for 1 share of the Company with 2 warrants both exercisable at US$1, one in year one and one in year 2. The shares swap and issuance of warrants will be taken place after the completion of the transactions as mentioned in note 10(b) to these financial statements.

(d) On March 3, 2003, the board of directors of the Company unanimously agreed to issue in aggregate 600,000 shares of common stock of the Company to certain existing shareholders and independent consultants in exchange for consulting and management services rendered to the Company. Each share of common stock has 2 warrants which may be exercised to purchase additional shares of the Company's common stock. The first warrant is exercisable at US$1.00 on the anniversary of the grant or any time thereafter and the second warrant is exercisable at US$1.00 on or after March 1, 2002. The warrants will expire in five years if not exercised.

(e) On March 4, 2003, SCPL set up a wholly-owned foreign enterprise, Beijing In-Touch Information System Co. Ltd. ("In-Touch"), in the PRC. In-Touch is engaged in the business of telecommunication system integration. The registered capital of In-Touch is US$150,000 and the operating period is 30 years starting from March 4, 2003. According to the articles of In-Touch, SCPL is required to contribute 15% and 85% of the registered capital in cash within 3 and 8 months respectively from the date of the issuance of the business license (i.e. March 4, 2003). As of the date of these financial statements, SCPL had not yet made the contribution.



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